                                                                   Exhibit 99.2

                                                            GMAC
               AGENCY RATING                               99 C1
               AAA Sub                                     30.00%
               BBB Sub                                     13.50%
               BB Sub                                       7.50%

               Deal Size                               $1,362.37
               Date                                       2/9/99
               Top 10 Loans                                34.74%
               Top 3 Loans                                 14.41%

               DEAL STATISTICS
               WA DSCR                                      1.46
               Min. DSCR                                    1.00
               % DSCR < 1.25%                              14.49%
               WA LTV                                      70.02%
               Max. LTV                                    96.34%
               % LTV > 75%                                 31.58%
               % LTV > 80%                                  2.01%
               1st Stressed DSCR
               1st Stressed LTV
               2nd Stressed DSCR
               2nd Stressed LTV

               PROPERTY TYPES
               % Hotel/Hospitality/Lodging                  4.20%
               % Office                                    27.80%
               % Retail                                    15.76%
               % Multifamily                               31.28%
               % Industrial                                 5.25%
               % Mobile Home Park                           4.14%
               % Mixed Use                                  1.21%
               % Skilled Nursing                            4.68%
               % Assisted Living Facility                   1.43%
               % Congregate Care                            2.41%
               % Other                                      1.84%
                                                        --------
                                                          100.00%
                                                        --------

Disclaimer:

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purcha This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where

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             Deal Size
             --------------------------------------------------------
                                      Top 3
             Property Types           States                % Deal
             --------------------------------------------------------
             % Lodging
                                      TX                        1.413
                                      DC                        0.870
                                      OH                        0.447
                                                      ---------------
                                                                2.73
                                                      ===============
             % Office
                                      CA                       10.355
                                      NY                        5.185
                                      MI                        2.975
                                                      ---------------
                                                               18.515
                                                      ===============
             % Retail
                                      NY                        4.865
                                      CA                        2.529
                                      FL                        2.51
                                                      ---------------
                                                                9.904
                                                      ===============
             % Multifamily
                                      CA                        4.839
                                      MO                        2.330
                                      IA                        2.241
                                                      ---------------
                                                                9.41
                                                      ===============
             % Industrial
                                      CA                        2.482
                                      MD                        0.671
                                      GA                        0.554
                                                      ---------------
                                                                3.707
                                                      ===============
             % Mobile Home park
                                      NV                        0.974
                                      CO                        0.757
                                      MI                        0.660
                                                      ---------------
                                                                2.391
                                                      ===============
             % Self Storage
                                      GA                        0.417
                                      CA                        0.356
                                      FL                        0.085
                                                      ---------------
                                                                0.858
                                                      ===============
             % Mixed Use
                                      NY                        0.660
                                      CA                        0.550
                                                                    0
                                                      ---------------
                                                                1.210
                                                      ===============
             % Convenience Store

             % Skilled Nursing
                                      PA                        2.058
                                      TX                        1.470
                                      IL                        0.438
                                                      ---------------
                                                                3.966
                                                      ===============
             % Other
                                      VT                        0.659
                                      CA                        0.382
                                                      ---------------
                                                                1.041
                                                      ===============